SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 4, 2004

Date of Report (Date of Earliest Event Reported)

WINSTON HOTELS, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-23732	56-1872141

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27612
(Address and zip code of
principal executive offices)

     Registrant’s telephone number, including area code: (919) 510-6010 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

This Current Report on Form 8-K and the exhibit attached hereto are being furnished by Winston Hotels, Inc. (the “Company”) pursuant to Item 2.02 of Form 8-K insofar as they disclose historical information regarding the Company’s results of operations or financial condition for the three and nine months ended September 30, 2004.

On November 4, 2004, the Company issued a press release announcing its financial results for the three and nine months ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated November 4, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC.
Date: November 4, 2004	By:	/s/ Joseph V. Green
Joseph V. Green
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 4, 2004.